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                                                                    Exhibit 99.1


                            CERTIFICATION PURSUANT TO
            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Boston Life Sciences, Inc. (the "Company"), does hereby certify that to his knowledge:

1) the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) the information contained in the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          /s/ S. David Hillson
                                          --------------------
                                          S. David Hillson
                                          Chairman and Chief Executive Officer


                                          /s/ Joseph P. Hernon
                                          --------------------
                                          Joseph P. Hernon
                                          Executive Vice President, Chief
                                          Financial Officer and Secretary

                                          Dated: November 14, 2002